Exhibit 10.16(c)
                                                                ----------------


                              OMNIBUS AMENDMENT TO
                        SAGEBRUSH PARTNERSHIP DOCUMENTS
                        -------------------------------


          THIS OMNIBUS AMENDMENT TO SAGEBRUSH PARTNERSHIP DOCUMENTS (this "Amendment") is made and entered into as of August 19, 2003, by and among SAGEBRUSH, a California general partnership (the "Partnership"), the undersigned partners of the Partnership, being all of the partners of the Partnership (the "Partners"), and EURUS TOYOWEST MANAGEMENT LLC, a Delaware limited liability company (as successor in interest to ToyoWest Management, Inc., the "Manager") and amends the following agreements:

          (i) the Second Amended and Restated Sagebrush General Co-Ownership Partnership Agreement, made and entered into as of September 1, 1989 (the "Partnership Agreement"), by and among the Partners;

          (ii) the Sagebrush Management and Maintenance Agreement made and entered into as of September 1, 1989 (the "Management Agreement"), by and among the Partnership, the Partners and the Manager; and

          (iii) the First Amended and Restated Option and Second Circuit Agreement dated as of September 1, 1989 (the "Option Agreement"), among the Partnership, the Partners and Toyo West II, a California general partnership.

Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Partnership Agreement. The Partnership Agreement, the Management Agreement, the Option Agreement, the Technical Use Agreements and the Fee Agreements, as such agreements have been or may be amended, supplemented or modified and in effect from time to time, are collectively referred to in this Amendment as the "Partnership Documents."

                                    RECITALS

          WHEREAS, at the request of certain of the Partners, on April 16, 2003 the Partnership filed a Petition for Declaratory Order (the "Declaratory Order Request") seeking a ruling from the Federal Energy Regulatory Commission (the "FERC") with respect to the joint ownership and use of the Transmission Line by Qualifying Facilities and by exempt wholesale generators ("Exempt Wholesale Generators" or "EWGs") under Section 32 of the Public Utility Holding Company Act of 1935 ("PUHCA"). A copy of the Declaratory Order Request has been provided to each of the Partners.

          WHEREAS, on April 16, 2003 each of the Partnership and the Manager filed an Application for Determination of Exempt Wholesale Generator Status (collectively, the "Sagebrush EWG Applications") requesting that the FERC determine that the Partnership and the Manager, respectively, are EWGs pursuant to Section 32(a)(1) of PUHCA. A copy of each Sagebrush EWG Application has been provided to each of the Partners.

          WHEREAS, if the Declaratory Order Request and the Sagebrush EWG Applications are acted upon favorably by the FERC, power produced by both Qualifying Facilities and EWGs will be allowed to be transmitted over the

Transmission Line and, therefore, the parties desire, on the terms and subject to the conditions set forth in this Amendment, to amend the Partnership Documents in order to permit EWGs, in addition to Qualifying Facilities, to transmit power over the Transmission Line, and to consent to certain matters as set forth in this Amendment.

                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          SECTION 1. Amendments to Partnership Agreement. On the terms of this
                     -----------------------------------
Amendment and subject to the satisfaction of the conditions precedent set forth in Section 5 below:

          (a) The first four recitals of the Partnership Agreement are hereby replaced in their entirety with the following:

               WHEREAS, each of the Partners, or their respective Partner Affiliate, intends to develop, build, own and operate, or sell its interest in the Partnership to a party who will develop, build, own and operate, wind energy or other renewable energy projects near the town of Mojave in Kern County, California, which projects shall be Exempt Facilities (as defined below in this Amended Agreement); and

               WHEREAS, the Partners jointly own and operate an electrical power transmission line that runs from the locale of their or their Partner Affiliates' projects near Mojave, California to the substation owned by Southern California Edison Company at Vincent, California (the "Vincent Substation"), and have acquired all of the partnership interests of the Partnership for that purpose;

          (b) The definition of "Project" in Section 1.29 of the Partnership Agreement is hereby amended to read in its entirety as follows:

               1.29. Project shall mean a Partner's or a Partner Affiliate's Exempt Facility that uses or will use the Transmission Line to deliver its generated electricity to the Vincent Substation, or its undivided interest in such Exempt Facility.

          (c)  The following definitions are hereby added as Sections 1.47 to
1.54 of the Partnership Agreement:

               1.47 Declaratory Order shall mean one or more orders issued by the FERC satisfying all of the requirements of Section 5(c) of the Omnibus Amendment.

               1.48. Eligible Facility shall mean an eligible facility (as such term is defined in Section 32(a)(2) of PUHCA) that is owned by an Exempt Wholesale Generator.

               1.49. Exempt Facility shall mean a facility that is either a Qualifying Facility or an Eligible Facility.

               1.50. Exempt Wholesale Generator shall have the meaning given to such term in Section 32(a)(1) of PUHCA.

               1.51.  FERC shall mean the Federal Energy Regulatory Commission.

               1.52. Non-Exempt Facility shall mean a Project that is neither a Qualifying Facility nor an Eligible Facility.

               1.53. Omnibus Amendment shall mean the Omnibus Amendment to Sagebrush Partnership Documents dated as of June ___, 2003 among the Partnership, the Partners and the Manager.

               1.54. PUHCA shall mean the Public Utility Holding Company Act of 1935, as amended.

          (d) The final sentence of Section 8.1.1 of the Partnership Agreement is hereby amended to read in its entirety as follows:

     A Partner who has once become an Active Partner shall cease to be an Active Partner, shall be an Inactive Partner, and shall lose the privilege of being able to make use of the Transmission Line, if, and for the period of time that: (a) the Project of such Partner or its Partner Affiliate is a Non-Exempt Facility, (b) if the Project of such Partner or its Partner Affiliate is a Qualifying Facility, such Project is of a size or is operated in a manner which would deny the exemption set forth in 18 CFR
     292.601 and 18 CFR 292.602 to any other Partner or Partner Affiliate or any similar exemptions arising under state law, or (c) such Partner or its Partner Affiliate is in material breach of the Management and Maintenance Agreement, its Fee Agreement, its Technical Use Agreement, or this Amended Agreement, provided that the Partner has received written notice of said material breach from the Manager and, for a period of at least thirty (30) days, such Partner fails to cure said breach.

          (e)  The words "a Qualifying Facility" in paragraph (g) of Section
8.6.1 of the Partnership Agreement, the first sentence of Section 10 of the Partnership Agreement and clause (i) of Section 12.2 of the Partnership Agreement, are hereby replaced with the words "an Exempt Facility."

          (f) Clause (vii) of Section 12.2 of the Partnership Agreement is hereby amended to read in its entirety as follows:

               (vii) In the opinion of Partnership counsel, reasonably acceptable to the Active Partners, (a) the transfer will not cause a termination of the Partnership under Section 708 (b)(1)(B) of the Code, and (b) the transfer will not cause the Transmission Line or the Project of any Partner or Partner Affiliate to become a Non-Exempt Facility or to become subject to any additional regulation by a government authority that is materially adverse to the Transmission Line or to any Partner, and (c) if the Project of any Partner or Partner Affiliate is a Qualifying Facility that enjoys any or all of the exemptions set forth In 18 C.F.R. 292.601 and 18 C.F.R. 292.602 or any successor thereto or any similar exemptions arising under state law, that such Project or Projects will not lose any of such exemptions.

          (g) Section 12.5(b) of the Partnership Agreement is hereby amended to read in its entirety as follows:

               (b) If the Partner, or Partner Affiliate, is an owner trust, then the trustee of the owner trust (without limitation of its rights in Section 12.5(a)) may assign and delegate its right, title, interest, duties and obligations as trustee of said owner trust to a successor trustee, or to its beneficiary, without the necessity of complying with Section 12; provided that such transfer will not cause the Transmission Line or the Project of any Partner or Partner Affiliate to become a Non-Exempt Facility or to become subject to any additional regulation by a government authority that is materially adverse to the Transmission Line or to any Partner and, if the Project of any Partner or Partner Affiliate is a Qualifying Facility that enjoys all of the exemptions set forth in 18 C.F.R. 292.601 and 18 C.F.R. 292.602 or any successor thereto or any similar exemptions arising under state law, that any of such Project or Projects will not lose any of such exemptions.

          (h) Section 15.1 of the Partnership Agreement is hereby amended to read in its entirety as follows:

               15.1 Mandatory Withdrawal. A Partner shall immediately become an Inactive Partner and its Project or the Project of its Partner Affiliate shall be immediately disconnected from the Transmission Line if the Project owned or operated by such Partner or its Partner Affiliate that utilizes the Transmission Line shall become a Non-Exempt Facility. In addition, the Partner (or its Partner Affiliate) owning or operating a Non-Exempt Facility shall be required to withdraw immediately from the Partnership, and its Percentage Interest shall be re-allocated among the remaining Partners, unless, within sixty (60) days thereafter, such Partner obtains an order or no-action letter from FERC, or an opinion of counsel reasonably acceptable to the Partnership, to the effect that the continued ownership of the Partnership Interest by such Partner, or the continued ownership of the disconnected Non-Exempt Facility by such Partner or its Partner Affiliate, does not adversely affect (A) the benefit to the other Partners of the order of FERC set forth at 44 FERC ss.61,442, as the same may have been extended or modified by further FERC orders, including but not limited to, the Declaratory Order, or (B) the Exempt Facility status of the Projects owned and operated or leased by the other Partners or their respective Partner Affiliates or the status of the Transmission Line as a part of one or more Exempt Facilities. In the alternative, if the reasons for Non-Exempt Facility status relate to the ownership of the Partnership Interest or the affected Project, the Partner may elect, within such sixty
     (60) days, to transfer its Partnership Interest in accordance with Section 12 hereof, or to transfer the ownership of the Project, so that the Partner's or the Partner Affiliate's Project shall be an Exempt Facility (except as for otherwise permitted by Section 12.5). A Partner withdrawing from the Partnership pursuant to this Section 15.1 shall promptly comply with clauses (ii), (iii), and (iv) of Section 15.2.

          SECTION 2.  Amendments to Management Agreement. On the terms of this
                      ----------------------------------
Amendment and subject to the satisfaction of the conditions precedent set forth in Section 5 below:

          (a) The words "Qualifying Facilities" in Recital A of the Management Agreement are hereby replaced with the words "Exempt Facilities."

          (b)  The words "a Qualifying Facility" in the first sentence of
Section 5.10 of the Management Agreement and the words "the Qualifying Facility" in the first sentence of Section 7.2.2 of the Management Agreement are hereby replaced with the words "an Exempt Facility" and "the Exempt Facility," respectively.

          (c) Section 5.11 (a) of the Management Agreement is hereby amended to read in its entirety as follows:

               (a) Eurus Energy America LLC shall own, directly or indirectly, at least 50% of the voting interests of the Manager.

          (d) The first sentence of Section 7.2.1 of the Management Agreement is hereby amended to read in its entirety as follows:

               7.2.1 Events of Default. Upon the failure of any Partner, Partner Affiliate, or lessee of a Partner or Partner Affiliate pursuant to Section
     5.11 (collectively, for purposes of this Section 7.2, "Defaulting Partner") to make any payment when due or to perform any material obligation under or pursuant to the Partnership Agreement, its Technical Use Agreement, its Fee Agreement, or this Agreement, Manager shall give written notice thereof (which notice shall reference this Section 7.2) to all Partners and to lessees, lessors and secured lenders of their Projects who have requested in writing to be so notified. Any such failure shall constitute an event of default (each an "Event of Default") for purposes of this Section 7.2; provided, however, that, except as otherwise required by the Partnership Agreement, the disconnection remedy described below shall not be available in the case of a failure to perform a material obligation other than a payment obligation under any such agreement unless failure to disconnect the Defaulting Partner's Project might have a material and adverse effect on the Partnership or the Project of any non-defaulting Partner (including but not limited to any adverse effect on the utility, value or economic life of the Transmission Line, the expected income tax benefits of such non-defaulting, Partner or Partner Affiliate, or the status of such non-defaulting or Partner Affiliate's Project as an Exempt Facility or the inclusion of the Transmission Line as part of one or more Exempt Facilities) if the Defaulting Partner's Project is allowed to remain connected to the Transmission Line.

          SECTION 3.  Amendment to Option Agreement. On the terms of this
                      -----------------------------
Amendment and subject to the satisfaction of the conditions precedent set forth in Section 5 below, clause (iv) of Section 8.2 of the Option Agreement is hereby amended to read in its entirety as follows:

               (iv) Holder shall deliver to Sagebrush an opinion of counsel reasonably satisfactory to Sagebrush to the effect that the construction and operation of the second circuit will not cause the Transmission Line, or the interest therein of any of the Sagebrush Partners, to become a Non-Exempt Facility (as defined in the Partnership Agreement) or to become subject to any additional regulation by a government authority that is materially adverse to the Transmission Line or to any Sagebrush Partner, or if the Project of any Partner or Partner Affiliate is a Qualifying Facility that enjoys any or all of the exemptions or any similar exemptions arising under state law set forth in 18 C.F.R. 292.601 and 18 C.F.R. 292.602 or any successor thereto, to lose such exemptions or any similar exemptions arising under state law;

          SECTION 4. Consent.
                     -------

          (a) In accordance with the Partnership Agreement and, on the terms of this Amendment and subject to the satisfaction of the conditions set forth in
Section 5 below, the Partnership and each Partner hereby:

               (i) consents to (A) the amendment of each Partner's Technical Use Agreement (each such amendment, a "Technical Use Agreement Amendment") from time to time to the extent that such amendment is substantially in the form of the amendment attached hereto as Exhibit A and (B) the execution and delivery of each such Technical Use Agreement Amendment by the Manager on behalf of the Partnership; and

               (ii) consents to the amendment of each Partner's Fee Agreement (each such amendment, a "Fee Agreement Amendment") from time to time to the extent that such amendment is substantially in the form of the amendment attached hereto as Exhibit B.

          SECTION 5.  Conditions Precedent to the Effectiveness of this
                      -------------------------------------------------
Amendment.  The effectiveness of the amendments contained in Sections 1, 2 and
---------
3 above and the consents in Section 4 above, are conditioned upon, and such amendments and consents shall not be effective until, each of the following conditions has been satisfied (the first date on which all of the following conditions have been satisfied being referred to herein as the "Amendment Effective Date"):

          (a) Each of (i) this Amendment, (ii) the Technical Use Agreement Amendments to be entered into by each Partner, the related Project of which is an Exempt Wholesale Generator, and each other Partner that shall have elected to execute a Technical Use Agreement Amendment as of the Amendment Effective Date, and (iii) the Fee Agreement Amendments to be entered into by each Partner, the related Project of which is an Exempt Wholesale Generator, and each other Partner that shall have elected to execute a Fee Agreement Amendment as of the Amendment Effective Date, shall in each case have been duly executed and delivered by the respective parties.

          (b) The representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

          (c)(i) The FERC shall have issued one or more orders (the "FERC Orders") which, together or separately, (A) makes all of the determinations requested to be made by it pursuant to the (1) Declaratory Order Request, (2) the Sagebrush EWG Applications and (3) the Application for Recertification as a Qualifying Small Power Production Facility submitted to the FERC by Mojave 16/17/18 LLC on April 22, 2003 in Docket No. QF88-365-007, respectively, in each case without material qualification; and (B) shall otherwise be in form and substance reasonably satisfactory to the Manager and the Partners (and, in that regard, a FERC Order shall be deemed to satisfy the requirements of clause (A) of this Section 5(c)(i) and otherwise be reasonably satisfactory to each Partner as set forth in clause (B) of this Section 5(c)(i) on the fifteenth (15th) day following the issuance of such FERC Order unless, prior to such time, such Partner shall have delivered a written notice to the Manager (who shall promptly deliver a copy to each of the other Partners) indicating that such FERC Order does not satisfy the requirement of such clause (A) or is not otherwise reasonably satisfactory to such Partner and specifying that reasons therefor) and (ii) any request for rehearing of the FERC Orders has been denied or the time for requesting rehearing of the FERC Orders has expired and no request for rehearing has been filed and no stay of the FERC Orders has been granted by FERC or a court of competent jurisdiction and no motion or other request for stay of the FERC Orders is then pending before FERC or a court of competent jurisdiction. The Manager agrees to forward a copy of each FERC Order to the Partners promptly following the issuance of such FERC Order.

          SECTION 6.  Representations and Warranties.  Each of the Partnership,
                      ------------------------------
the Partners and the Manager (each, a "Party," and collectively, the "Parties") represents and warrants to each other as follows:

          (a)  Power and Authority.  Such Party has all requisite power and
               -------------------
authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Partnership Documents to which it is a party.

          (b)  Authorization of Agreements.  The execution and delivery of this
               ---------------------------
Amendment by such Party and the performance of each Partnership Document to which it is a party have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by such Party.

          (c)  Enforceability.  Each of this Amendment and each Partnership
               --------------
Document to which it is a party constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights in general. The enforceability of the obligations of such Party hereunder is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d)  Consents.  Such Party has obtained all authorizations and
               --------
approvals or other actions by, and notices to or filings with, any governmental authority, regulatory body or third party (including but not limited to any consent required by any loan agreement, credit agreement or other financing document relating to such Party's Partner Affiliate's Project), that are required for such Party to deliver and perform under this Amendment, other than on the day of this Amendment, the FERC Orders.

          (e)  No Conflict.  The execution and delivery by such Party of this
               -----------
Amendment and the performance by such Party of each of this Amendment and each Partnership Document to which it is a party do not and will not (i) contravene, in any material respect, any provision of any law, regulation, decree, ruling, judgment or order that is applicable to such Party or its properties or other assets, or (ii) result in a breach of or constitute a default under the charter, bylaws or other organizational documents of such Party or any material agreement, loan agreement, credit agreement, indenture, lease or instrument binding upon such Party or its properties or other assets.

          SECTION 7.  Miscellaneous.
                      -------------

          (a)  Reference to and Effect on the Partnership Documents.
               ----------------------------------------------------

               (i) After giving effect to this Amendment, the Partnership Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (ii) The execution and delivery of this Amendment and performance of the Partnership Documents shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Partners under, the Partnership Documents.

          (b)  Headings.  Section and subsection headings in this Amendment are
               --------
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (c)  Counterparts.  This Amendment may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

          (d)  Governing Law.  This Amendment shall be governed by and construed
               -------------
according to the laws of the State of California.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


PARTNERSHIP:                                MANAGER:

SAGEBRUSH, a California general             EURUS TOYOWEST MANAGEMENT LLC,
partnership                                 a Delaware limited liability company

By:  ALPHA JOSHUA, INC., a California
     corporation, individually and as       By:
     general partner                           ---------------------------------
                                               Name:
                                               Title:
    By:  /s/ Edward F. Tancer
       -------------------------------
     Name: Edward F. Tancer
     Title: Secretary


By:  ALPHA JOSHUA (PRIME), INC., a
     California corporation,
     individually and as general
     partner


    By:  /s/ Edward F. Tancer
       -------------------------------
     Name:  Edward F. Tancer
     Title:  Secretary


By:  ALPHA MARIAH LLC, a Delaware
     limited liability company,
     individually and as general
     partner


    By:
        ------------------------------
     Name:
     Title:


By:  ALPHA MARIAH (PRIME), INC., a
     California corporation,
     individually and as general
     partner


    By:  /s/ Edward F. Tancer
       -------------------------------
     Name:  Edward F. Tancer
     Title: Secretary




                    [Signatures continue on following page]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


PARTNERSHIP:                                MANAGER:

SAGEBRUSH, a California general             EURUS TOYOWEST MANAGEMENT LLC,
partnership                                 a Delaware limited liability company

By:  ALPHA JOSHUA, INC., a California
     corporation, individually and as       By:  /s/ Mitsuru Sakaki
     general partner                           ---------------------------------
                                               Name:  Mitsuru Sakaki
                                               Title:  President
    By:
       -------------------------------
     Name:
     Title:


By:  ALPHA JOSHUA (PRIME), INC., a
     California corporation,
     individually and as general
     partner


    By:
       -------------------------------
     Name:
     Title:


By:  ALPHA MARIAH LLC, a Delaware
     limited liability company,
     individually and as general
     partner


    By:  /s/ Mitsuru Sakaki
       -------------------------------
     Name:  Mitsuru Sakaki
     Title:  President


By:  ALPHA MARIAH (PRIME), INC., a
     California corporation,
     individually and as general
     partner


    By:
       -------------------------------
     Name:
     Title:

                    [Signatures continue on following page]

By:  ALPHA WILLOW LLC, a Delaware
     limited liability company,
     individually and as general
     partner

    By:
       -------------------------------
     Name:
     Title:


By:  BETA JOSHUA, INC., a
     California corporation,
     individually and as general
     partner

    By:  /s/ Edward F. Tancer
       -------------------------------
       Name:  Edward F. Tancer
       Title:  Secretary


By:  BETA MARIAH LLC, a Delaware
     limited liability company,
     individually and as general
     partner

    By:
       -------------------------------
     Name:
     Title:


By:  BETA MARIAH (PRIME), INC., a
     California corporation,
     individually and as general
     partner

    By:  /s/ Edward F. Tancer
       -------------------------------
     Name:  Edward F. Tancer
     Title: Secretary


By:  BETA WILLOW, INC., a
     California corporation,
     individually and as general
     partner

    By:  /s/ Edward F. Tancer
       -------------------------------
     Name:  Edward F. Tancer
     Title: Secretary



                    [Signatures continue on following page]

By:  ALPHA WILLOW LLC, a Delaware
     limited liability company,
     individually and as general
     partner

    By:  /s/ Mitsuru Sakaki
       -------------------------------
     Name:  Mitsuru Sakaki
     Title:  President


By:  BETA JOSHUA, INC., a
     California corporation,
     individually and as general
     partner

    By:
       -------------------------------
     Name:
     Title:


By:  BETA MARIAH LLC, a Delaware
     limited liability company,
     individually and as general
     partner

    By:  /s/ Mitsuru Sakaki
       -------------------------------
     Name:  Mitsuru Sakaki
     Title:  President


By:  BETA MARIAH (PRIME), INC., a
     California corporation,
     individually and as general
     partner

    By:
       -------------------------------
     Name:
     Title:


By:  BETA WILLOW, INC., a
     California corporation,
     individually and as general
     partner

    By:
       -------------------------------
     Name:
     Title:


                    [Signatures continue on following page]

By:  BETA WILLOW (PRIME), INC., a
     California corporation,
     individually and as general
     partner

    By:  /s/ Edward F. Tancer
       -------------------------------
     Name:  Edward F. Tancer
     Title:  Secretary


By:  GAMMA MARIAH LLC, a Delaware
     limited liability company,
     individually and as general
     partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER ELEVEN LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER TWELVE LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER THIRTEEN LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


                    [Signatures continue on following page]

By:  BETA WILLOW (PRIME), INC., a
     California corporation,
     individually and as general
     partner

    By:
       -------------------------------
     Name:
     Title:


By:  GAMMA MARIAH LLC, a Delaware
     limited liability company,
     individually and as general
     partner

    By: /s/ Mitsuru Sakaki
       -------------------------------
     Name:  Mitsuru Sakaki
     Title:  President


By:  SAGEBRUSH PARTNER ELEVEN LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Mitsuru Sakaki
       -------------------------------
     Name:  Mitsuru Sakaki
     Title:  President


By:  SAGEBRUSH PARTNER TWELVE LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Mitsuru Sakaki
       -------------------------------
     Name:  Mitsuru Sakaki
     Title:  President


By:  SAGEBRUSH PARTNER THIRTEEN LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Mitsuru Sakaki
       -------------------------------
     Name:  Mitsuru Sakaki
     Title:  President



                    [Signatures continue on following page]

By:  SAGEBRUSH PARTNER FOURTEEN LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Mitsuru Sakaki
       -------------------------------
     Name:  Mitsuru Sakaki
     Title:  President


By:  SAGEBRUSH PARTNER FIFTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER SIXTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER SEVENTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER EIGHTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


                    [Signatures continue on following page]

By:  SAGEBRUSH PARTNER FOURTEEN LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER FIFTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Edward F. Tancer
       -------------------------------
     Name:  Edward F. Tancer
     Title:  Secretary


By:  SAGEBRUSH PARTNER SIXTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Edward F. Tancer
       -------------------------------
     Name:  Edward F. Tancer
     Title:  Secretary


By:  SAGEBRUSH PARTNER SEVENTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER EIGHTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:



                    [Signatures continue on following page]

By:  SAGEBRUSH PARTNER FOURTEEN LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER FIFTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER SIXTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER SEVENTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Eric D. Gadd
       -------------------------------
     Name:  Eric D. Gadd
     Title:  President and CEO


By:  SAGEBRUSH PARTNER EIGHTEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Eric D. Gadd
       -------------------------------
     Name:  Eric D. Gadd
     Title:  President and CEO



                    [Signatures continue on following page]

By:  SAGEBRUSH PARTNER NINETEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Leo B. Helzel
       -------------------------------
     Name:  Leo B. Helzel
     Title:  Vice President


By:  SAGEBRUSH PARTNER TWENTY LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER TWENTY-ONE LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:

By:  SAGEBRUSH PARTNER NINETEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER TWENTY LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Eric D. Gadd
       -------------------------------
     Name:  Eric D. Gadd
     Title:  President and CEO


By:  SAGEBRUSH PARTNER TWENTY-ONE LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:

By:  SAGEBRUSH PARTNER NINETEEN, INC.,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER TWENTY LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:
       -------------------------------
     Name:
     Title:


By:  SAGEBRUSH PARTNER TWENTY-ONE LLC,
     a Delaware limited liability
     company, individually and as
     general partner

    By:  /s/ Mitsuru Sakaki
       --------------------------------
     Name:  Mitsuru Sakaki
     Title:  President

                                   EXHIBIT A

                   FORM OF TECHNICAL USE AGREEMENT AMENDMENT

                                [See Attachment]

                   FIRST AMENDMENT TO TECHNICAL USE AGREEMENT
                   ------------------------------------------

                           ([           ] Project)
                             -----------

     THIS FIRST AMENDMENT TO TECHNICAL USE AGREEMENT (this "Amendment") is made
and entered into as of June [   ], 2003, by and among SAGEBRUSH, a California
                             ---
general partnership (the "Partnership"), [              ] (the "Partner"), and
                                          --------------
EURUS TOYOWEST MANAGEMENT LLC, a Delaware limited liability company (as successor in interest to ToyoWest Management, Inc., the "Manager"). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Technical Use Agreement made and entered into as of
[                     ] by and among the Partnership, the Partner and the
 ---------------------
Manager (as the same may be amended, modified or supplemented and in effect from time to time, the "Agreement") or the Omnibus Amendment (as herein after defined).

                                    RECITALS

     WHEREAS, the Partnership, the Partner, the Manager and the other partners of the Partnership are concurrently entering into the Omnibus Amendment to Sagebrush Partnership Documents dated as of the date hereof (the "Omnibus Amendment") to, among other things, reflect certain regulatory changes applicable to the Transmission Line and certain of the Projects transmitting power over the Transmission Line.

     WHEREAS, in connection with the Omnibus Amendment the Partner has requested that the Agreement, as in effect as of the date of this Amendment, be amended as set forth below, and the Partnership and the Manager have agreed to so amend the Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Amendments.  On the terms of this Amendment and subject to the
                ----------
satisfaction or the conditions precedent set forth in Section 2 below:

     (a) The words "a Qualifying Facility" in the first sentence of Section 7 of the Agreement are hereby replaced with the words "an Exempt Facility."

     SECTION 2. Conditions Precedent to the Effectiveness of this Amendment.
                -----------------------------------------------------------
The effectiveness of the amendment contained in Section 1 above is conditioned upon, and such amendment shall not be effective until, each of the following conditions has been satisfied (the first date on which all of the following conditions have been satisfied being referred to herein as the "Amendment Effective Date"):

     (a) This Amendment shall have been duly executed and delivered by each of the Partnership, the Partner and the Manager (each, a "Party," and collectively, the "Parties").

     (b) The representations and warranties set forth in the Omnibus Amendment shall be true and correct as of the Amendment Effective Date.

     (c) The conditions set forth in Section 5 of the Omnibus Amendment shall have been satisfied.

     SECTION 3. Miscellaneous.
                -------------

     (a)  Reference to and Effect on the Agreement.
          ----------------------------------------

          (i) After giving effect to this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (ii) The execution and delivery of this Amendment and performance of the Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Partners under, the Agreement.

     (b)  Headings.  Section and subsection headings in this Amendment are
          --------
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (c)  Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

     (d)  Governing Law.  This Amendment shall be governed by and construed
          -------------
according to the laws of the State of California.



                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


                                  PARTNERSHIP:

                                  SAGEBRUSH, a California general partnership

                                  By:   Eurus ToyoWest Management, LLC,
                                        a Delaware limited liability company,

                                  Its:  Manager


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  PARTNER:

                                  [                  ], a [                   ]
                                   ------------------      -------------------


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  MANAGER:

                                  EURUS TOYOWEST MANAGEMENT LLC,
                                  a Delaware limited liability company


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------

                                    EXHIBIT B

                        FORM OF FEE AGREEMENT AMENDMENT

                                [See Attachment]

                         FIRST AMENDMENT TO AMENDED AND
                RESTATED FEE AND EXPENSE REIMBURSEMENT AGREEMENT
                ------------------------------------------------

     THIS FIRST AMENDMENT TO AMENDED AND RESTATED FEE AND EXPENSE REIMBURSEMENT
AGREEMENT (this "Amendment") is made and entered into as of June [   ], 2003, by
                                                                  ---
and between [                    ] (the "Partner"), and EURUS TOYOWEST
             --------------------
MANAGEMENT LLC, a Delaware limited liability company (as successor in interest to ToyoWest Management, Inc., the "Manager"). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Amended and Restated Fee and Expense Reimbursement Agreement made and entered into as of
[                        ] by and among the Partnership the Partner and the
 ------------------------
Manager (as the same may be amended, modified or supplemented and in effect from time to time, the "Agreement") or the Omnibus Amendment (as herein after defined).

                                    RECITALS

     WHEREAS, the Partnership, the Partner, the Manager and the other partners of the Partnership are concurrently entering into the Omnibus Amendment to Sagebrush Partnership Documents dated as of the date hereof (the "Omnibus Amendment") to, among other things, reflect certain regulatory changes applicable to the Transmission Line and certain of the Projects transmitting power over the Transmission Line.

     WHEREAS, in connection with the Omnibus Amendment the Partner has requested that the Agreement, as in effect as of the date of this Amendment, be amended as set forth below, and the Manager has agreed to so amend the Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     SECTION 1. Amendments.  On the terms of this Amendment and subject to the
                ----------
satisfaction of the conditions precedent set forth in Section 2 below:

     (a) The words "a Qualifying Facility" in the first sentence of Section 7 of the Agreement are hereby replaced with the words "an Exempt Facility."

     SECTION 2. Conditions Precedent to the Effectiveness of this Amendment.
                -----------------------------------------------------------
The effectiveness of the amendment contained in Section 1 above is conditioned upon, and such amendment shall not be effective until, each of the following conditions has been satisfied (the first date on which all of the following conditions have been satisfied being referred to herein as the "Amendment Effective Date"):

     (a) This Amendment shall have been duly executed and delivered by each of the Partner and the Manager (each, a "Party," and collectively, the "Parties").

     (b) The representations and warranties set forth in the Omnibus Amendment shall be true and correct as of the Amendment Effective Date.

     (c) The conditions set forth in Section 5 of the Omnibus Amendment shall have been satisfied.

     SECTION 3. Miscellaneous.
                -------------

     (a)  Reference to and Effect on the Agreement.
          ---------------------------------------

          (i) After giving effect to this Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

          (ii) The execution and delivery of this Amendment and performance of the Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Partners under, the Agreement.

     (b)  Headings.  Section and subsection headings in this Amendment are
          --------
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (c)  Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Transmission by telecopier of an executed counterpart of this Amendment shall be deemed to constitute due and sufficient delivery of such counterpart.

     (d)  Governing Law.  This Amendment shall be governed by and construed
          -------------
according to the laws of the State of California.




                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.


                                  PARTNER:

                                  [                  ], a [                   ]
                                   ------------------      -------------------


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------


                                  MANAGER:

                                  EURUS TOYOWEST MANAGEMENT LLC,
                                  a Delaware limited liability company


                                  By:
                                     -----------------------------------------
                                  Name:
                                       ---------------------------------------
                                  Title:
                                        --------------------------------------





                                      S-1